Exhibit 24



                           February 27, 2002



TO:       Nathan E. Langston
          John M. Adams, Jr.

Re:       Power of Attorney; 2001 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2001 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John
M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION




By: /s/ J. Wayne Leonard
      J. Wayne Leonard
      Chief Executive Officer
      and Director

/s/ Maureen S. Bateman                   /s/W. Frank Blount
Maureen S. Bateman                       W. Frank Blount
Director                                 Director


/s/ George W. Davis                      /s/ Simon deBree
George W. Davis                          Simon deBree
Director                                 Director


/s/ Claiborne P. Deming                  /s/ Norman C. Francis
Claiborne P. Deming                      Norman C. Francis
Director                                 Director


/s/ J. Wayne Leonard                     /s/ Robert v.d. Luft
J. Wayne Leonard                         Robert v. d. Luft
Chief Executive Officer                  Chairman of the Board
Director                                 Director


/s/ Kathleen A. Murphy                   /s/ Paul W. Murrill
Kathleen A. Murphy                       Paul W. Murrill
Director                                 Director


/s/ James R. Nichols                     /s/ William A. Percy, II
James R. Nichols                         William A. Percy, II
Director                                 Director


/s/ Dennis H. Reilley                    /s/ Wm. Clifford Smith
Dennis H. Reilley                        Wm. Clifford Smith
Director                                 Director


/s/ Bismark A. Steinhagen
Bismark A. Steinhagen
Director


/s/ C. John Wilder
C. John Wilder
Executive Vice President
and Chief Financial Officer

                                                           ATTACHMENT I

Entergy Corporation

Chief Executive Officer and Director - J. Wayne Leonard (principal executive officer)
Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer)

Directors - Maureen S. Bateman, W. Frank Blount, George W. Davis, Simon deBree, Claiborne P. Deming, Norman C. Francis, J. Wayne Leonard, Robert v.d. Luft, Kathleen A. Murphy, Paul W. Murrill, James R. Nichols, William A. Percy, II, Dennis H. Reilley, Wm. Clifford Smith, Bismark A. Steinhagen.

                           February 27, 2002


TO:       Nathan E. Langston
          John M. Adams, Jr.

Re:       Power of Attorney; 2001 Form 10-K

Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2001 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned person, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC. (hereinafter "EAI")
ENTERGY GULF STATES, INC. (hereinafter "EGSI")
ENTERGY LOUISIANA, INC. (hereinafter "ELI")
ENTERGY MISSISSIPPI, INC. (hereinafter "EMI")
ENTERGY NEW ORLEANS, INC. (hereinafter "ENOI")
SYSTEM ENERGY RESOURCES, INC. (hereinafter "SERI")


/s/ Hugh T. McDonald                    /s/ E. Renae Conley
HUGH T. McDONALD                        E. RENAE CONLEY
Chairman, President, and Chief          President and Chief Executive
Executive Officer                       Officer - Louisiana of
of Entergy Arkansas, Inc.               Entergy  Gulf States,  Inc.
                                        and   Chairman,  President  and
                                        Chief   Executive  Officer   of
                                        Entergy Louisiana, Inc.


/s/ Joseph F. Domino                    /s/ Carolyn C. Shanks
JOSEPH F. DOMINO                        CAROLYN C. SHANKS
Chairman,  President and Chief Executive Officer   Chairman, President,
and Chief Executive Officer
- Texas of Entergy Gulf States, Inc.    of Entergy Mississippi, Inc.





/s/ Daniel F. Packer                    /s/ Jerry W. Yelverton
DANIEL F. PACKER                        JERRY W. YELVERTON
Chairman, President, and Chief Executive Officer Chairman, President, and Chief Executive Officer
of  Entergy  New  Orleans, Inc.            of System Energy  Resources,
Inc.




/s/ Joseph F. Domino              /a/ Carolyn C. Shanks
Joseph F. Domino                  Carolyn C. Shanks
Director, Chairman of             Director, Chairman of the
the Board, President and          Board, President and
Chief Executive Officer-          Chief Executive Officer
Texas of EGSI                     of  EMI


/s/ Donald C. Hintz               /s/ Hugh T. McDonald
Donald C. Hintz                   Hugh T. McDonald
Director of EAI, EGSI,            Director, Chairman of the
ELI, EMI, ENOI and SERI           Board, President and
                                  Chief Executive Officer
                                  of EAI


/s/ Richard J. Smith              /s/ Jerry W. Yelverton
Richard J. Smith                  Jerry W. Yelverton
Director, of EAI, EGSI,           Director, Chairman of the
ELI, EMI & ENOI                   Board, President and
                                  Chief Executive Officer
                                  of SERI


/s/ Daniel F. Packer              /s/ C. John Wilder___
Daniel F. Packer                  C. John Wilder
Director, Chairman of             Director, Executive Vice
the Board, President and          President and Chief
Chief Executive Officer           Financial Officer of EAI,
of ENOI                           EGSI, ELI, EMI, ENOI and
                                  SERI


/s/ E. Renae Conley
E. Renae Conley
Director of ELI and
EGSI, Chairman of the
Board, President and
Chief Executive Officer
of ELI, President and
Chief Executive Officer
- Louisiana of EGSI


                                                           ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Hugh T. McDonald (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Hugh T. McDonald, Donald C. Hintz and C. John Wilder and Richard J. Smith

Entergy Gulf States, Inc.

Chairman of the Board, President and Chief Executive Officer- Texas - Joseph F. Domino (principal executive officer); President and Chief Executive Officer-Louisiana - E. Renae Conley, (principal executive officer), Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Richard J. Smith, Joseph F. Domino, Donald C. Hintz, C. John Wilder and E. Renae Conley

Entergy Louisiana, Inc.

Chairman of the Board, President and Chief Executive Officer - E. Renae Conley (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  - Donald C. Hintz, Richard J. Smith, C. John Wilder  and  E.
Renae Conley

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer -  Carolyn
C. Shanks (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Carolyn C. Shanks, C. John Wilder and Richard J. Smith


Entergy New Orleans, Inc.

Chairman  of the Board, President and Chief Executive Officer -  Daniel
F. Packer (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  -  Donald  C. Hintz, Daniel F. Packer, C.  John  Wilder  and
Richard J. Smith

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Jerry W. Yelverton (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, C. John Wilder and Jerry W. Yelverton